UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CENTRAL GARDEN & PET COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

Your Vote Counts! CENTRAL GARDEN & PET COMPANY 2022 Annual Meeting Vote by February 7, 2022 11:59 PM ET. For shares held in a Plan, vote by February 3, 2022 11:59 PM ET. CENTRAL GARDEN & PET COMPANY 1340 TREAT BOULEVARD, SUITE 600 WALNUT CREEK, CA 94597 D63770-P61635 You invested in CENTRAL GARDEN & PET COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 8, 2022. Get informed before you vote View the Notice, Proxy Statement and 2021 Annual Report including the shareholder letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and February 8, 2022 10:30 a.m. Pacific Time vote without entering a control number Embassy Suites Walnut Creek 1345 Treat Blvd. Walnut Creek, California 94597 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) William E. Brown 04) Lisa Coleman 07) Christopher T. Metz 10) John R. Ranelli For 02) Courtnee Chun 05) Brendan P. Dougher 08) Daniel P. Myers 11) M. Beth Springer 03) Timothy P. Cofer 06) Michael J. Griffith 09) Brooks M. Pennington III 2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 24, 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.